EXHIBIT 10.31


                FIRST AMENDMENT TO LOAN AGREEMENT

     This First Amendment to Loan Agreement ("Amendment") dated as of September 28, 1993, is entered into among the parties signatory hereto with reference to that certain Loan Agreement dated as of May 14, 1993 (the "Agreement"), among the same parties.

     For good and valuable consideration, the undersigned agree that clause (i) contained within the proviso to the first sentence of Section 7.8 of the Agreement is amended and restated in its entirety to read as follows: "(i) the performance by T&C of its mandatory redemption obligations set forth in Sections 3.02, 4.05, 4.08, 4.11, or 4.13 of the Senior Notes Indenture, and/or the redemption by T&C of Senior Notes pursuant to Section 3.09 of the Senior Notes Indenture (as added by the First Supplemental Indenture thereto dated as of August 31, 1993) from "Collateral Proceeds" (as such term is defined in the Senior Notes Indenture);".

     To induce Foothill Capital Corporation ("FCC") to enter into this Amendment, the undersigned, other than FCC, jointly and severally represent and warrant to FCC (a) that they have the power and authority to enter into this Amendment and bind themselves hereto, and (b) that they have obtained all necessary authorizations and consents to enter into this Amendment such that the execution, delivery, and performance hereof by them does not and will not breach, violate, or contravene any law, regulation, agreement, or contract to which any of them is a party or by which any of them is bound.

     This Amendment is a "Loan Document" as such term is defined in the Agreement.

     Except as expressly amended hereby, the Agreement remains in full force and effect.

     This Amendment may be executed and delivered in counterparts in the same manner as is provided for in Section 15.7 of the Agreement.

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     IN WITNESS WHEREOF,  the parties have entered into this Amendment as of the date first set forth above.


TOWN & COUNTRY CORPORATION,
a Massachusetts corporation

By__/s/ Francis X. Correra_____________
Its_Sr. V.P. & CFO_ ___________________


TOWN & COUNTRY FINE JEWELRY GROUP, INC., a Massachusetts corporation

By__/s/ Francis X. Correra_____________
Its_Vice President_____________________


GOLD LANCE, INC.,
a Massachusetts corporation

By__/s/ Francis X. Correra_____________
Its_Treasurer__________________________


L.G. BALFOUR COMPANY, INC.,
a Delaware corporation

By__/s/ Francis X. Correra_____________
Its_Exec. V.P._________________________


FOOTHILL CAPITAL CORPORATION,
a California corporation

By__/s/ Lisa M.________________________
Its_A.N._______________________________



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